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                           STOCKHOLDERS' AGREEMENT

                        dated as of October 29, 1997

                                    among

         BLACKSTONE CAPITAL PARTNERS II MERCHANT BANKING FUND L.P.,

                BLACKSTONE OFFSHORE CAPITAL PARTNERS II L.P.,

              BLACKSTONE FAMILY INVESTMENT PARTNERSHIP II L.P.,

                        JUPITER CAPITAL CORPORATION,

                              RICHARD E. DAUCH,

                              MORTON E. HARRIS

                                     and

               AMERICAN AXLE & MANUFACTURING OF MICHIGAN, INC.

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                               TABLE OF CONTENTS

                                                                            Page

SECTION 1.  DEFINITIONS.....................................................  1
         1.1          Defined Terms.........................................  1
         1.2          Other Definitional Provisions; Interpretation.........  2

SECTION 2.  TRANSFERS.......................................................  3
         2.1          Limitations on Transfer...............................  3
         2.2          Transfers to Affiliates...............................  3
         2.3          Effect of Void Transfers..............................  4
         2.4          Legend on Securities..................................  4
         2.5          Tag-Along Rights......................................  4
         2.6          Drag-Along Rights.....................................  6
         2.7          Piggy-Back Rights.....................................  7
         2.8          Demand Registration...................................  8
         2.9          Other Registration-Related Matters....................  9
         2.10         Participation Rights.................................. 12

SECTION 3.  OTHER........................................................... 13
         3.1          Additional Securities Subject to Agreement............ 13
         3.2          Termination........................................... 13
         3.3          Injunctive Relief..................................... 13
         3.4          Other Stockholders' Agreements........................ 14
         3.5          Amendments............................................ 14
         3.6          Successors, Assigns and Transferees................... 14
         3.7          Notices............................................... 14
         3.8          Integration........................................... 15
         3.9          Severability.......................................... 15
         3.10         Counterparts.......................................... 16
         3.11         Governing Law......................................... 16
         3.12         Approval of Affiliate Transactions.................... 16

                                       -i-

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                  STOCKHOLDERS' AGREEMENT, dated as of October 29, 1997, among
Blackstone Capital Partners II Merchant Banking Fund L.P., a Delaware limited partnership ("BCPII"), Blackstone Offshore Capital Partners II, a Cayman Islands exempted limited partnership ("BOCPII") and Blackstone Family Investment Partnership II L.P., a Delaware limited partnership (together with BCPII and BOCPII, the "Blackstone Entities"), American Axle & Manufacturing of Michigan, Inc., a Michigan corporation (the "Company"), Jupiter Capital Corporation, an Ohio corporation ("Jupiter"), Morton E. Harris ("Harris") and Mr. Richard E. Dauch ("Dauch" and together with Harris and Jupiter, the "Rollover Holders").

                            W I T N E S S E T H :

                  WHEREAS, prior to the closing of the transactions contemplated by the Recapitalization Agreement (defined below), AAM Acquisition, Inc., a Delaware corporation, assigned its rights and obligations under the Recapitalization Agreement to the Blackstone Entities; and

                  WHEREAS, the Blackstone Entities as of the date hereof are the beneficial holders of a majority of the outstanding shares of Common Stock (as defined below) of the Company; and

                  WHEREAS, the parties hereto wish to enter into certain agreements with respect to the holdings by the Blackstone Entities and the Rollover Holders;

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

                  SECTION 1.  DEFINITIONS

                  1.1 Defined Terms. As used in this Agreement, terms defined in the heading and the recitals shall have their respective assigned meanings, and the following capitalized terms shall have the meanings ascribed to them below:

                  "Affiliate" shall mean, with respect to any Person, (i) any Person that directly or indirectly controls, is controlled by or is under common control with, such Person, (ii) any director, officer, member, partner (including limited partners) or employee of such Person or any Person specified in clause (i) above; provided, that officers, directors or employees of the Company shall be deemed not to be Affiliates of the Blackstone Entities for purposes hereof solely by reason of being officers, directors or employees of the Company or (iii) in the case of Jupiter, Dauch or

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         Harris, any member of Ray Park's, Dauch's or Harris's family or any entity established for estate planning purposes.

                  "Agreement" shall mean this Stockholders' Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

                  "Business Day" shall mean a day other than a Saturday, Sunday, federal, New York State or Michigan holiday or other day on which commercial banks in New York City or Michigan are authorized or required by law to close.

                  "Common Stock" shall mean the common stock, par value $.01 per share, of the Company.

                  "Other Agreements" shall mean any management stock subscription or similar agreements providing for the purchase by management of the Company's Common Stock.

                  "Person" shall mean any individual, corporation, limited liability company, partnership, trust, joint stock company, business trust, unincorporated association, joint venture, governmental authority or other entity of any nature whatsoever.

                  "Public Offering" shall mean the sale of shares of Common Stock to the public pursuant to an effective registration statement (other than a registration statement on Form S-4 or S-8 or any similar or successor form) filed under the Securities Act.

                  "Recapitalization Agreement" shall mean the Recapitalization and Stock Purchase Agreement dated as of September 19, 1997, among AAM Acquisition, Inc., American Axle & Manufacturing, Inc., the Company, Harris, Jupiter and Dauch.

                  "SEC" shall mean the Securities and Exchange Commission.

                  "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.

                  "Stockholders" shall mean each of the Blackstone Entities, Jupiter, Harris and Dauch and any of their permitted transferees hereunder and "Stockholder" shall mean any one of the Stockholders.

                  "Transfer" shall mean any transfer, sale, assignment, exchange, mortgage, pledge, hypothecation or other disposition of any Common Stock or any interest therein.

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                  1.2 Other Definitional Provisions; Interpretation. (a) The
words "hereof", "herein", and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and subsection references are to this Agreement unless otherwise specified.

                  (b) The headings in this Agreement are included for convenience of reference only and shall not limit or otherwise affect the meaning or interpretation of this Agreement.

                  (c) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

                  SECTION 2.  TRANSFERS

                  2.1 Limitations on Transfer. (a) Each Stockholder hereby agrees that, except for Transfers effected pursuant to an effective registration statement filed under the Securities Act, no Transfer shall occur unless the Company has been furnished with an opinion in form and substance reasonably satisfactory to the Company of counsel reasonably satisfactory to the Company that such Transfer is exempt from the provisions of Section 5 under the Securities Act and from the provisions of any other applicable securities laws.

                  (b) Each Stockholder hereby agrees that, except for (i) Transfers in connection with a Public Offering, (ii) Transfers pursuant to Rule 144 under the Securities Act, (iii) Transfers to the Company in one or more transactions approved by the Board of Directors of the Company and (iv) Transfers pursuant to Sections 2.5 and 2.6, no Transfer shall occur unless the transferee shall agree in a writing reasonably satisfactory in form and substance to the Company to become a party to, and be bound to the same extent as its transferor by the terms of, this Agreement.

                  (c) Notwithstanding anything contained herein to the contrary, the Stockholders hereby agree that, except for (i) Transfers to Affiliates, (ii) Transfers by the Blackstone Entities that trigger the right of the other Stockholders to "tag along" with the Transfer of shares of Common Stock by the Blackstone Entities pursuant to Section 2.5, (iii) Transfers by the Blackstone Entities that trigger the right to "drag along" shares of the other Stockholders pursuant to Section 2.6 and (iv) the sale of shares of Common Stock pursuant to an effective registration statement filed under the Securities Act pursuant to the registration rights set forth in Sections 2.7 and 2.8 of this Agreement, no Transfer shall occur until three years from the date hereof. For purposes of this Section 2.1(c), both the Transfer by the Blackstone Entities and the Transfer by the other Stockholders pursuant to Sections 2.5 and 2.6 shall be exempt from the Transfer restrictions of this
Section 2.1(c).

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                  2.2 Transfers to Affiliates. Notwithstanding anything
contained herein to the contrary, but subject to Section 2.1(c), each of the Stockholders shall be entitled from time to time, to transfer any or all of the shares of Common Stock beneficially owned by it to any of its Affiliates who agree to become a party to, and be bound to the same extent as its transferor by the terms of, this Agreement. Any Transfer by the Blackstone Entities or their Affiliates to any of their respective stockholders (or other equity owners) of any or all of the shares of Common Stock beneficially owned by them (including a distribution of such shares of Common Stock upon a liquidation of any of the Blackstone Entities or any of their Affiliates or otherwise) shall be deemed to be a Transfer to Affiliates of the Blackstone Entities for purposes of this Section 2.2.

                  2.3 Effect of Void Transfers. In the event of any purported Transfer of any shares of Common Stock in violation of the provisions of this Agreement, such purported Transfer shall be void and of no effect and the Company shall not give effect to such Transfer.

                  2.4 Legend on Securities. Each certificate representing shares of Common Stock issued to any Stockholder shall bear the following legend on the face thereof:

                  "THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A STOCKHOLDERS' AGREEMENT AMONG BLACKSTONE CAPITAL PARTNERS II MERCHANT BANKING FUND L.P., BLACKSTONE OFFSHORE CAPITAL PARTNERS II L.P., BLACKSTONE FAMILY INVESTMENT PARTNERS II L.P., JUPITER CAPITAL CORPORATION, MORTON E. HARRIS, RICHARD E. DAUCH, AND AMERICAN AXLE & MANUFACTURING OF MICHIGAN, INC. (THE "COMPANY"), A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY. NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SUCH STOCKHOLDERS' AGREEMENT AND (A) PURSUANT TO A REGISTRATION STATEMENT EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) IF THE COMPANY HAS BEEN FURNISHED WITH AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF
         SECTION 5 OF THE SECURITIES ACT OF 1933, AS AMENDED, THE RULES AND REGULATIONS THEREUNDER AND ANY OTHER APPLICABLE SECURITIES LAWS. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY ALL OF THE PROVISIONS OF SUCH STOCKHOLDERS' AGREEMENT."

                  2.5 Tag-Along Rights. (a) So long as this Agreement shall remain in effect and the Blackstone Entities and their Affiliates beneficially own collectively an aggregate number of

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shares of Common Stock not less than one-third (1/3) of the aggregate number of shares of Common Stock beneficially owned by the Blackstone Entities on the date hereof (taking into consideration any stock dividends on, or subdivisions, reclassifications, combinations or other similar adjustments to, the Common Stock), with respect to any proposed Transfer (a "Proposed Transfer") by the Blackstone Entities or any of their Affiliates (in such capacity, a "Transferring Stockholder") of Common Stock permitted hereunder, other than (1) as provided in Section 2.2 and (2) in a Public Offering, the Transferring Stockholder shall have the obligation, and each of the Rollover Holders (but not any of their non-Affiliate transferees or their Affiliate's transferees) shall have the right, to require the proposed transferee (the "Proposed Transferee") to purchase from such Rollover Holder (in such capacity, a "Tagging Stockholder") a number of shares of Common Stock up to the product (rounded up to the nearest whole number) of (i) the quotient determined by dividing (A) the aggregate number of shares of Common Stock owned by such Tagging Stockholder by
(B) the aggregate number of shares of Common Stock beneficially owned by the Blackstone Entities, the Tagging Stockholder and any other Persons who are permitted to include shares of Common Stock in such sale pursuant to this Agreement or any of the Other Agreements (including the other Rollover Holders), and (ii) the total number of shares of Common Stock proposed to be directly or indirectly transferred to the Proposed Transferee in the Proposed Transfer, and at the same price per share of Common Stock and upon the same terms and conditions (including without limitation time of payment and form of consideration) as to be paid and given to the Transferring Stockholder; provided, that in order to be entitled to exercise its right to sell shares of Common Stock to the Proposed Transferee pursuant to this Section 2.5, the Tagging Stockholder must agree to make to the Proposed Transferee the same representations, warranties, covenants, indemnities and agreements as the Transferring Stockholder agrees to make in connection with the Proposed Transfer of the shares of Common Stock of the Transferring Stockholder; provided further, that all representations and warranties shall be made by the Tagging Stockholders and the Transferring Stockholder severally and not jointly and that the liability of the Transferring Stockholder and the Tagging Stockholders (whether pursuant to a representation, warranty, covenant, indemnification provision or agreement) for liabilities in respect of the Company shall be evidenced in writings executed by them and the Proposed Transferee and shall be borne by each of them on a pro rata basis.

                  (b) The Transferring Stockholder shall give notice to the other Stockholders of each Proposed Transfer giving rise to the rights of the Tagging Stockholders set forth in the first sentence of Section 2.5(a) at least 20 days prior to the proposed consummation date of such Transfer, setting forth the aggregate number of shares of Common Stock proposed to be so transferred, the name and address of the Proposed Transferee, the proposed

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amount and form of consideration and other terms and conditions of payment offered by the Proposed Transferee, and a representation that the Proposed Transferee has been informed of the tag-along rights provided for in this
Section 2.5 and has agreed to purchase shares of Common Stock in accordance with the terms hereof. The tag-along rights provided by this Section 2.5 must be exercised by the Tagging Stockholders within 10 Business Days following receipt of the notice required by the preceding sentence, by delivery of a written notice to the Transferring Stockholder indicating such Tagging Stockholder's desire to exercise its rights and specifying the number of shares of Common Stock it desires to sell. The Transferring Stockholder shall be entitled under this Section 2.5 to transfer to the Proposed Transferee the number of shares of Common Stock equal to the difference between (x) the number referred to in clause (ii) of paragraph (a) above and (y) the sum of
(1) the aggregate number of shares of Common Stock set forth in the written notice, if any, delivered by the Tagging Stockholders pursuant to the preceding sentence; provided, however, that the number of shares of Common Stock that a Tagging Stockholder may include in such notice and sell to the Proposed Transferee is limited to the number of shares calculated pursuant to the first sentence of Section 2.5(a) and (2) the aggregate number of shares of Common Stock required to be purchased by the Proposed Transferee pursuant to any other agreement. If the Proposed Transferee fails to purchase shares of Common Stock from any Tagging Stockholders that has properly exercised its tag-along rights under Section 2.5(a), then the Transferring Stockholder shall not be permitted to make the Proposed Transfer, and any such attempted Transfer shall be void and of no effect, as provided in Section 2.3 hereof.

                  (c) If a Tagging Stockholder exercises its rights under
Section 2.5(a), the closing of the purchase of the Common Stock with respect to which such rights have been exercised shall take place concurrently with the closing of the sale of the Transferring Stockholder's Common Stock.

                  2.6 Drag-Along Rights. (a) So long as this Agreement shall remain in effect and the Blackstone Entities and their respective Affiliates beneficially own collectively an aggregate number of shares of Common Stock not less than one-third (1/3) of the aggregate number of shares of Common
Stock beneficially owned collectively by the Blackstone Entities on the date hereof (taking into consideration any stock dividends on, or subdivisions, reclassifications, combinations or other similar adjustments to, the Common Stock), if any of the Blackstone Entities or their Affiliates receives an offer from a Person or any of its Affiliates (a "Third Party") to purchase all, or substantially all (pursuant to a recapitalization or other transaction), of the outstanding shares of Common Stock owned by the Stockholders and such offer is accepted by the Blackstone Entities or their Affiliates, then each Rollover Holder (and its Affiliates and transferees) hereby agrees that it will transfer

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                                                                              7

all shares of Common Stock owned by it (or substantially all the shares of Common Stock held by it pursuant to the terms of the proposed transaction in the same proportion as is being transferred/retained by the Blackstone Entities) to such Third Party on the terms of the offer so accepted by the Blackstone Entities, including the same per share consideration.

                  (b) The Blackstone Entities shall give notice (the "Drag-Along Notice") to the Rollover Holders and their Affiliates that hold Common Stock of any proposed Transfer giving rise to the drag-along rights set forth in Section 2.6(a) as soon as practicable following the acceptance of the offer referred to in Section 2.6(a). The Drag-Along Notice shall set forth the number of shares of Common Stock proposed to be so transferred, the name of the proposed transferee, the proposed amount and form of consideration and the other terms and conditions of the offer.

                  2.7 Piggy-Back Rights. (a) Each time the Company is planning to file a registration statement under the Securities Act (other than a registration statement on Form S-4 or S-8) in connection with the proposed offer and sale of Common Stock by the Company and/or a stockholder has exercised its demand registration rights pursuant to this Agreement or any Other Agreement (the "Initiating Party"), the Company will give prompt written notice thereof to the Stockholders who are not the Initiating Party (the "Non-Initiating Parties") of their rights under this Section 2.7, at least 30 days prior to the anticipated filing date of such registration statement; provided, that no member of the Non-Initiating Parties shall have any rights pursuant to this Section 2.7 with respect to the first Public Offering of Common Stock, if the Company is the only Person including shares of Common Stock in such registration statement. Notwithstanding the foregoing, the parties acknowledge and agree that the Company will use its reasonable best efforts to include the shares of Common Stock held by Jupiter and Harris in the first Public Offering and will only exclude such shares if the underwriters in good faith advise the Company, that in their opinion, the inclusion of such shares of Common Stock in the first Public Offering of Common Stock will have an adverse effect on the offering (including the price at which the shares of Common Stock can be sold). Upon the written request of any member of the Non-Initiating Parties made within 10 Business Days after the receipt of any such notice from the Company, which request shall specify the shares of Common Stock (the "Piggy-Back Shares") intended to be disposed of by such Stockholder in such offering, the Company will use its reasonable efforts to effect the registration under the Securities Act of all the Piggy-Back Shares which the Company has been so requested to register by the Stockholders, only to the extent required to permit the disposition of the Piggy-Back Shares to be registered; provided, that (i) if, at any time after giving written notice of its intention to register any Common Stock and prior to the effective date of the registration statement filed in connection with such registration, the Initiating Party shall determine for any reason

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not to proceed with the proposed registration, the Company may at its election give written notice of such determination to the holders of Piggy-Back Shares and thereupon shall be relieved of its obligation to register any Piggy-Back Shares in connection with such registration, and (ii) if such registration involves an underwritten offering, each holder of Piggy-Back Shares requesting to be included in the Company's registration must sell its shares to the underwriters on the same terms and conditions as apply to the Blackstone Entities and their respective Affiliates.

                  (b) If a registration pursuant to this Section 2.7 involves an underwritten offering and the managing underwriter or underwriters in good faith advise the Company, in writing that, in their opinion, the number of shares of Common Stock which the Company and the holders of the Piggy-Back Shares and any other Persons intend to include in such registration exceeds the largest number of shares of Common Stock which can be sold in such offering without having an adverse effect on such offering (including the price at which the shares of Common Stock can be sold), then the Company will include in such registration (i) first, the shares of Common Stock the Company proposes to sell for its own account, if any, and (ii) second, to the extent that the number of shares of Common Stock which the Company proposes to sell is less than the number of shares of Common Stock which the Company has been advised can be sold in such offering without having the adverse effect referred to above, such amount of Piggy-Back Shares shall be allocated pro rata among the Stockholders based upon their relative proportionate holdings of Common Stock on the date such registration statement is filed.

                  2.8 Demand Registration. (a) Upon the written request from time to time (a "Request") of any Blackstone Entity or any Affiliate of a Blackstone Entity that holds Common Stock that the Company effect the registration under the Securities Act of all or part of the shares of Common Stock owned by such Blackstone Entity and Affiliates, the Company will as expeditiously as practicable use its reasonable best efforts to effect the registration under the Securities Act of such shares and cause such registration statement to remain effective for a period of not less than 180 days; provided, however, that the Company shall not be required to effect more than five registrations pursuant to this Section 2.8(a). The Blackstone Entities shall have the right to select the managing underwriter or underwriters to administer the offerings covered by its Requests.

                  (b) For so long as Dauch and his Affiliates beneficially own not less than 40% of the aggregate number of shares of Common Stock beneficially owned by Dauch on the date hereof (taking into consideration any stock dividends on, or subdivisions, reclassifications, combinations or other similar adjustments to, the Common Stock), upon the written request of Dauch, at any time after 180 days following the first Public

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                                                                              9

Offering, that the Company effect the registration under the Securities Act of all or part of the shares of Common Stock owned by Dauch and his Affiliates, the Company will as expeditiously as practicable effect the registration under the Securities Act of such shares and cause such registration statement to remain effective for a period of not less than 180 days; provided, however, that the Company shall not be required to effect more than one registration pursuant to this Section 2.8(b); provided, further, if the Company is requested to effect such a demand by Dauch and the Blackstone Entities reasonably determine in good faith it would be detrimental to the Company and its securityholders for such registration statement to be filed on or before the date such filing would otherwise be required hereunder, the filing shall be deferred for a period of not more than 180 days after receipt of the request for such registration from Dauch.

                  (c) For so long as Jupiter and Harris and their Affiliates together beneficially own not less than 40% of the aggregate number of shares of Common Stock beneficially owned by Jupiter and Harris on the date hereof (taking into consideration any stock dividends on, or subdivisions, reclassifications, combinations or other similar adjustments to, the Common Stock), upon the written request of a majority in interest of Jupiter and Harris, at any time after 180 days following the first Public Offering, that the Company effect the registration under the Securities Act of all or part of the shares of Common Stock owned by Jupiter and Harris and their Affiliates, the Company will as expeditiously as practicable effect the registration under the Securities Act of such shares and cause such registration statement to remain effective for a period of not less than 180 days; provided, however, that the Company shall not be required to effect more than one registration pursuant to this Section 2.8(c); provided, further, if the Company is requested to effect such a demand by Jupiter and Harris and the Blackstone Entities reasonably determine in good faith it would be detrimental to the Company and its securityholders for such registration statement to be filed on or before the date such filing would otherwise be required hereunder, the filing shall be deferred for a period of not more than 180 days after receipt of the request for such registration from Jupiter and Harris.

                  2.9   Other Registration-Related Matters.

                  (a) Each Stockholder agrees that it shall not effect any sales of Common Stock or securities convertible into Common Stock during the 14 days prior to and up to a 180 day period beginning on the effective date of a registration statement in which any Stockholder is participating in connection with an underwritten offering of Common Stock (whether pursuant to Section 2.7 or 2.8 or otherwise, except as part of such registration), or in the case of the Company's first Public Offering, if and to the extent requested in writing (with reasonable prior notice) by the managing underwriter of the

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                                                                              10

underwritten public offering. Notwithstanding the foregoing, the parties acknowledge and agree that Jupiter and Harris will not be subject to the foregoing restriction unless the underwriters in good faith advise the Company, that in their opinion, the failure to restrict the Transfer of such shares will have an adverse effect on the offering (including the price at which the shares of Common Stock can be sold).

                  (b) The Company agrees not to effect any sales of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock during the 14 days prior to and the 180 day period beginning on the effective date of any registration statement in which any Stockholder is participating in connection with an underwritten Public Offering of Common Stock, if and to the extent reasonably requested in writing (with reasonable prior written notice) by the managing underwriter of the underwritten Public Offering.

                  (c) The Company may require any Person that is selling shares of Common Stock in a Public Offering pursuant to Section 2.7 or 2.8 to furnish to the Company in writing such information regarding such Person and such other information reasonably requested by the Company in order to comply with the Securities Act.

                  (d) The Company will pay all reasonable out-of-pocket costs and expenses (including the reasonable fees and expenses of counsel for the Stockholders to be selected by the Stockholders who own a majority of the shares of Common Stock included in the proposed registration) incurred in connection with the registration of Common Stock pursuant to Sections 2.7 and
2.8 (except as otherwise expressly provided therein).

                  (e) Before filing a registration statement or prospectus, or any amendments or supplements thereto, in connection with any registration or proposed registration of Common Stock pursuant to Section 2.7 or 2.8, the Company will furnish to each of the Stockholders copies of all documents proposed to be filed.

                  (f) The Company will furnish to each seller of Common Stock such number of copies of the applicable registration statement and of each amendment or supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and summary prospectus), in conformity with the requirements of the Securities Act, and such other documents as such seller may reasonably request in order to facilitate the disposition of Common Stock by such seller.

                  (g) The Company will use its reasonable best efforts to register or qualify Common Stock covered by a registration statement under such other securities or blue sky laws of such jurisdictions as each seller shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Common Stock owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this paragraph (g), it would not be obligated to be so qualified, to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction.

                  (h) The Company will use its reasonable best efforts to cause the Common Stock covered by a registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller thereof to consummate the disposition thereof.

                  (i) The Company will notify each seller of Common Stock covered by a registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act within the appropriate period of the Company's becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Common Stock, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                  (j) The Company will enter into such customary agreements (including an underwriting agreement in customary form) and take such other actions as sellers of a majority of such Common Stock or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Common Stock.

                  (k) The Company will make available for inspection by any seller of Common Stock covered by a registration statement, by any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such seller or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.

                  (l) The Company will obtain a "cold comfort" letter or letters from the Company's independent public accountants in customary form and covering matters of the type customarily covered by "cold comfort" letters as the sellers of a majority of the outstanding shares of Common Stock covered by the registration statement shall reasonably request.

                  (m) Each Stockholder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in paragraph (i) such Stockholder will forthwith discontinue disposition of Common Stock pursuant to the registration statement covering such Common Stock until such Stockholder's receipt of the copies of the amended or supplemented prospectus contemplated by paragraph (i) and, if so directed by the Company, such Stockholder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Stockholder's possession, of the prospectus covering such Common Stock current at the time of receipt of such notice. In the event the Company shall give any such notice, the period for which the Company shall be required to keep the registration statement effective shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to paragraph (i) and including the date when each seller of Common Stock covered by such registration statement shall have received the copies of the supplemented or amended prospectus.

                  (n) If the Company shall have filed a registration statement pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or a registration statement pursuant to the requirements of the Securities Act, the Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, it will, upon the request of a majority in interest of the Stockholders, make publicly available such information), and it will take such further action as any Stockholder may reasonably request, all to the extent required from time to time to enable such Stockholder to sell shares of Common Stock without registration under the Securities Act within the limitations of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Stockholder, the Company will deliver to such Stockholder a written statement as to whether it has complied with such requirements. Notwithstanding anything contained in this paragraph (n) to the contrary, the Company may deregister under Section 12 of the Exchange Act if it then is permitted to do so pursuant to the Exchange Act and the rules and regulations thereunder.

                  (o) The Company agrees that if the first Public Offering is not consummated within three years from the date of this Agreement, that it will, in good faith, use its reasonable best efforts to provide Jupiter and Harris liquidity for all of the shares of Common Stock held by Jupiter and Harris on such date.

                  2.10 Participation Rights. (a) So long as this Agreement shall remain in effect, the Company shall not issue additional shares of Common Stock to any of the Blackstone Entities or any of their Affiliates (an "Issuance") unless, prior to such Issuance, the Company notifies the other Stockholders in writing of the proposed Issuance and grants to each other Stockholder the right (the "Right") to subscribe for and purchase such additional shares of Common Stock so issued at the same price and upon the same terms and conditions as issued in the Issuance such that immediately after giving effect to the Issuance and exercise of the Right, the shares of Common Stock owned by each of the Stockholders and its Affiliates (rounded to the nearest whole share) shall represent the same percentage of the aggregate number of shares of Common Stock outstanding on a fully diluted basis as was owned by each of the Stockholders and its Affiliates immediately prior to the Issuance.

                  (b) The Right may be exercised by the Stockholders at any time by written notice to the Company within 10 Business Days after the date on which the Stockholders receive notice from the Company of the proposed Issuance, and the closing of the purchase and sale pursuant to the exercise of the Right shall occur at least 30 days after the Company receives notice of the exercise of the Right and prior to or concurrently with the closing of the Issuance. Notwithstanding the foregoing, the Right shall not apply to (i) any issuance of Common Stock to all holders of Common Stock on a pro rata basis or
(ii) any issuance of Common Stock pursuant to a Public Offering.

                  SECTION 3.  OTHER

                  3.1 Additional Securities Subject to Agreement. Each Stockholder agrees that any other shares of Common Stock which they shall hereafter acquire by means of a stock split, stock dividend, distribution or otherwise (other than pursuant to a Public Offering) shall be subject to the provisions of this Agreement to the same extent as if held on the date hereof. If any of the Stockholders is issued any warrants, rights, calls, options or other securities exchangeable or exercisable for or convertible into Common Stock, the Stockholders agree to amend this Agreement to the extent necessary to reflect such issuance in a manner consistent with the terms and conditions hereof.

                  3.2 Termination. This Agreement shall terminate, and thereby become null and void, in full on the earliest date on which the Blackstone Entities and their respective Affiliates do not collectively own 20% or more of the Common Stock then outstanding on a fully diluted basis; provided, that the provisions of Sections 2.7, 2.8 and 2.9 shall survive until such time as none of the Blackstone Entities and their respective Affiliates own any shares of Common Stock.

                  3.3 Injunctive Relief. The Stockholders acknowledge and agree that a violation of any of the terms of this Agreement will cause irreparable injury for which adequate remedy at law is not available. Accordingly, it is agreed that each Stockholder shall be entitled to an injunction, restraining order or other equitable relief to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any court of competent jurisdiction in the United States or any state thereof, in addition to any other remedy to which they may be entitled at law or equity.

                  3.4 Other Stockholders' Agreements. Except for the Other Agreements, none of the Stockholders shall enter into any stockholder agreement or other arrangement of any kind with any Person with respect to shares of the Common Stock, and none of the Stockholders has previously entered into such an agreement that remains in full force and effect as of the date hereof, which is inconsistent with the provisions of this Agreement or which may impair its ability to comply with this Agreement.

                  3.5 Amendments. This Agreement may be amended only by a written instrument signed by the Blackstone Entities so long as it (or its Affiliates) owns Common Stock and by Jupiter, Harris and Dauch so long as they own (or their Affiliates own) Common Stock, and provided further that any amendment which adversely affects the Company or imposes an additional obligation on the Company must be approved in writing by the Company.

                  3.6 Successors, Assigns and Transferees. The provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and transferees permitted hereunder (except for transferees that are transferred Common Stock pursuant to a Public Offering or pursuant to Section 2.5), each of which shall agree in a writing reasonably satisfactory in form and substance to the Company to become a party hereto and be bound to the same extent hereby as the transferor that has transferred the Common Stock to such transferees; provided, that if a Stockholder transfers a portion of its or his Common Stock to a transferee which is entitled to rights of the transferor hereunder, then such transferee(s) of such transferor shall exercise such rights as a single group with that transferor and its Affiliates.

                  3.7 Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or two days after being delivered to a recognized courier (whose stated terms of delivery are three days or less to the destination of such notice) or, in the case of telecopy notice, when received, addressed as follows to the parties hereto, or to such other address as may be hereafter notified by the respective parties hereto:

                  When Jupiter Capital Corporation is the intended recipient:

                             Jupiter Capital Corporation
                             c/o Ray Park
                             Park Corporation
                             6200 Riverside Drive
                             Cleveland, OH  44135
                             Telecopy:  216-265-2559

                  with a copy to:

                  When Richard E. Dauch is the intended recipient:

                             Richard E. Dauch
                             c/o American Axle & Manufacturing, Inc.
                             1840 Holbrook Avenue
                             Detroit, Michigan  48212-3488
                             Attention:   Richard E. Dauch
                             Telecopy:    313-974-3204

                  with a copy to:

                  When Morton E. Harris is the intended recipient:

                             to the address provided in the stock transfer books of the Company

                  When the Company is the intended recipient:

                             American Axle & Manufacturing
                             of Michigan, Inc.
                             1840 Holbrook Avenue
                             Detroit, Michigan  48212-3488
                             Attention:   Patrick Lancaster
                             Telecopy:    313-974-3204
                  with a copy to:

                             Simpson Thacher & Bartlett
                             425 Lexington Avenue
                             New York, New York  10017

                             Attention:  Robert L. Friedman
                             Telecopy:   212-455-2502


                  When the Blackstone Entities are the intended recipient:

                             Blackstone Capital Partners II
                               Merchant Banking Fund L.P.
                             Blackstone Offshore Capital Partners
                               II L.P.
                             Blackstone Family Investment
                               Partnership II L.P.
                             c/o Blackstone Management Associates
                               II L.P.
                             345 Park Avenue--31st Floor
                             New York, New York  10154
                             Attention:  David A. Stockman
                             Telecopy:   (914) 241-3786

                  with a copy to:

                             Simpson Thacher & Bartlett
                             425 Lexington Avenue
                             New York, New York  10017
                             Attention:   Robert L. Friedman
                             Telecopy:    212-455-2502

                  3.8 Integration. This Agreement and the Recapitalization Agreement, and the documents referred to herein or therein, or delivered pursuant hereto or thereto, contain the entire understanding of the parties with respect to the subject matter hereof and thereof. There are no agreements, representations, warranties, covenants or undertakings with respect to the subject matter hereof and thereof other than those expressly set forth herein and therein. This Agreement supersedes all other prior agreements and understandings between the parties with respect to such subject matter.

                  3.9 Severability. If one or more of the provisions, paragraphs, words, clauses, phrases or sentences contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision, paragraph, word, clause, phrase or sentence in every other respect and of the remaining provisions, paragraphs, words, clauses, phrases or sentences hereof shall not be in any way impaired, it being intended that all rights, powers and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

                  3.10 Counterparts. This Agreement may be executed in two or more counterparts, and by different parties on separate counterparts each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

                  3.11 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York without regard to the conflicts of law principles thereof. The parties executing this Agreement hereby agree to submit to the non-exclusive jurisdiction of the federal and state courts located in the State of New York in any action or proceeding arising out of or relating to this Agreement.

                  3.12 Approval of Affiliate Transactions. Until such time as the Rollover Holders own less than 10% of the shares of Common Stock then outstanding on a fully diluted basis, the Company shall not agree to, engage in or otherwise complete any Affiliate Transaction that would require written approval of the banks under the Credit Agreement, dated as of October 27, 1997 among the Company and the several lenders from time to time thereto, other than a transaction determined in advance of such transaction by the Board of Directors of the Company as being upon terms no less favorable to the Company than terms obtainable from a third party on an arms-length basis. For purposes of this Section 3.13, "Affiliate Transaction" means any transaction or series of related transactions (including, but not limited to, the purchase, sale, lease or exchange of any property or the rendering of any service pursuant to any management or consulting arrangement or otherwise, but excluding (v) the payment of management or monitoring fees (which initially shall be the greater of (i) $2.0 million and (ii) 1% of EBITDA per annum (subject to adjustment in the event of acquisitions by the Company) to any Blackstone Entity or an Affiliate of a Blackstone Entity, (w) the reimbursement of out-of-pocket expenses of directors for services rendered in such capacity, (x) the payment of customary directors' fees, (y) the payment of customary investment banking fees to any Blackstone Entity or an Affiliate of a Blackstone Entity in consideration of services rendered and (z) transactions expressly contemplated by the Recapitalization Agreement and the exhibits thereto) between the Company or any of its subsidiaries, on the one hand, and any Affiliate of the Company (other than the Company or any of its subsidiaries), on the other hand, or by the Company or any of its subsidiaries for the benefit of any Affiliate of the Company (other than the Company or any of its subsidiaries).

                  IN WITNESS WHEREOF, each of the undersigned has executed this Agreement or caused this Agreement to be executed on its behalf as of the date first written above.

                        BLACKSTONE CAPITAL PARTNERS II
                          MERCHANT BANKING FUND L.P.

                        BLACKSTONE OFFSHORE CAPITAL PARTNERS
                          II L.P.

                        BLACKSTONE FAMILY INVESTMENT
                          PARTNERS II L.P.

                        By:  Blackstone Management Associates
                             II L.L.C., general partner

                        By: /s/ David A. Stockman
                            -----------------------------------
                        Name:   David A. Stockman
                        Title:  General Partner

                        JUPITER CAPITAL CORPORATION

                        By: /s/ Raymond Park
                           ------------------------------------
                            Name: Raymond Park
                            Title: President

                        /s/ Richard E. Dauch
                        ---------------------------------------
                        RICHARD E. DAUCH


                        /s/ Morton E. Harris
                        ---------------------------------------
                        MORTON E. HARRIS


                        AMERICAN AXLE & MANUFACTURING OF
                        MICHIGAN, INC.

                        By: /s/ Richard E. Dauch
                            -----------------------------------
                           Name: Richard E. Dauch
                           Title: President